                             THE AAL MUTUAL FUNDS

                                Form N-SAR for
                            Period Ended 10-31-02

                              INDEX TO EXHIBITS

EXHIBIT NO.                           ITEM

    1.            Conclusions and certifications of registrant's principal
                  executive officer and principal financial officer
                  (Item 77Q3)